SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY LIFETIME RESERVES®
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

DATED APRIL 30, 2010

Effective May 28, 2010, the following information replaces similar information found in the "Investment Options" section on page 4:

The Funds are managed or sub-advised by Fidelity Management & Research Company ("FMR"), Strategic Advisers®, Inc. ("Strategic Advisers"), Geode Capital Management, LLC ("Geode"), Morgan Stanley Asset Management Inc. ("Morgan Stanley"), Credit Suisse Asset Management, LLC ("Credit Suisse"), Lazard Asset Management, LLC ("Lazard"), and Invesco Advisers, Inc. ("Invesco").

Effective May 28, 2010, Invesco Van Kampen V.I. Global Value Equity Fund replaces Morgan Stanley Global Value Equity Portfolio within the variable life insurance contract.

Effective May 28, 2010, the following information is added to the "INVESTMENT OPTIONS AND FUNDS" section:

Fund	Investment Objective	Investment Adviser/Principal Sub-Adviser
INVESCO
Invesco Van Kampen V.I. Global Value Equity Fund	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco Advisers, Inc.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

VUL-10-01 May 28, 2010
1.913565.100